NORTHERN TRUST CORPORATION Exhibit 99.1 Barclays Global Financial Services Conference Peter B. Cherecwich S. Biff Bowman New York Hilton Midtown President, Executive Vice President & New York Corporate & Institutional Services Chief Financial Officer 13 September 2018 northerntrust.com | © 2018 Northern T ru st 1

FORWARD-LOOKING STATEMENTS This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, industry trends, and expectations regarding the impact of recent accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. northerntrust.com | © 2018 Northern T ru st 2

LEADERSHIP IN ASSET SERVICING

A BUSINESS OF SCALE AND SUBSTANCE

$10.1T	2300+	56	26	103
AUC/A	CLIENTS	CLIENT COUNTRIES	LOCATIONS	MARKETS

SUCCESSFUL IN THE MARKETS IN WHICH WE CHOOSE TO COMPETE

31%	80%	65%	75%	34%	22%
OF TOP 200 WORLDWIDE ASSET MANAGERS	OF TOP 10 SOVEREIGN WEALTH FUNDS	OF TOP 100 U.S. CORPORATE PENSION PLANS	OF UK PUBLIC FUND PENSION 'ASSET POOLS'	OF TOP 50 DUTCH PENSION FUND ASSETS	OF TOP 50 NORDIC PENSION FUNDS

NORTHERN TRUST

A service-oriented organization delivering both 'commodity' and sophisticated products to complex institutional investors

NOTE: As of June 30, 2018. Sources of market data include Pensions & Investments (Asset Managers); Sovereign Wealth Fund Institute; Pensions & Investments (US Corporate); and Investments & Pensions Europe.

northerntrust.com | ©2018 Northern Trust 3

A FORWARD-LOOKING GROWTH STRATEGY Focusing on the growing front, middle and back office needs of asset aggregators and asset owners Industry trends and Dynamic business New sources market evolution strategies of revenue INDUSTRY AWARDS AND RECOGNITION Global Private Equity Fund Securities Lender Best Global European Administrator, Best Global Custodian, Best Global Custodian for of the Year Custodian Innovator and Thought North America Asset Owners Administrator of the Year Leadership of the Year GLOBAL INVESTOR/ISF CENTRAL BANKING GLOBAL FINANCE GLOBAL FINANCE ASIAN INVESTOR ASSET FUNDS EUROPE AWARDS 2018 AWARDS MAGAZINE MAGAZINE MANAGEMENT AWARDS 2018 2017 2017 2017 2017 northerntrust.com | © 2018 Northern T ru st 4

CAPITALIZING ON GROWTH OPPORTUNITIES Four big strategic drivers continue to reshape the market, creating demand for new services Money in Optimizing Technology Regulatory Motion Performance Advances Change FOLLOWING DRIVING LEADING WITH CAPITALIZING ON THE MONEY OPERATIONAL ALPHA INNOVATION OPPORTUNITY northerntrust.com | © 2018 Northern T ru st 5

FOLLOWING THE MONEY Four big strategic drivers continue to reshape the market, creating demand for new services Money in Optimizing Technology Regulatory Motion Performance Advances Change Active to Passive Equities to alternatives Continued growth in capital markets creates new Defined Benefit to Defined opportunities – we are positioned to capitalize on Contribution and Insurance dynamic asset flows to drive future growth In-house management northerntrust.com | © 2018 Northern T ru st 6

DRIVING OPERATIONAL ALPHA Four big strategic drivers continue to reshape the market, creating demand for new services Money in Optimizing Technology Regulatory Motion Performance Advances Change Middle office services Foreign exchange Investors facing multiple commercial challenges increasingly look to us for solutions Brokerage that reduce cost, increase efficiency and deliver Operational AlphaTM Liquidity management northerntrust.com | © 2018 Northern T ru st 7

LEADING WITH INNOVATION Four big strategic drivers continue to reshape the market, creating demand for new services Money in Optimizing Technology Regulatory Motion Performance Advances Change AI and robotics Client experience We are making focused investments in strategic technology to drive efficiency, fuel scalable Technology innovation growth and optimize performance Platform enhancement northerntrust.com | © 2018 Northern T ru st 8

CAPITALIZING ON OPPORTUNITY Four big strategic drivers continue to reshape the market, creating demand for new services Money in Optimizing Technology Regulatory Motion Performance Advances Change Ta x-efficient vehicles Working with governments, regulators and Distribution support clients to deepen relationships, drive sustainable growth and navigate the complex Regulatory services regulatory environment Risk and exposure tools northerntrust.com | © 2018 Northern T ru st 9

THE VALUE OF 'THE BUNDLE'

Accessing multiple sources of revenue through technology and expertise to drive scalable growth

INCREASING EFFICIENCY

Asset Servicing

- Global custody
- Securities services
- Portfolio accounting

Asset Administration

- Fund administration
- Transfer agency
- Fund distribution

OPERATIONAL ALPHA

Middle Office

- Data as a Service
- Front office solutions
- Integrated trading solutions
- Operations outsourcing
- OMS solutions

ENHANCING PERFORMANCE

Capital Markets

- Foreign exchange
- Currency management
- Brokerage and execution
- Transition management
- Securities lending/financing



MANAGING LIQUIDITY

Banking Services

- Collateral management
- Liquidity solutions
- Banking and payment services
- Treasury management
- Benefit payments

MANAGING RISK

Investment Support

- Performance measurement
- Compliance monitoring
- Exposure management
- Risk solutions
- Regulatory solutions

DRIVING GROWTH

Investment Services

- Active management
- Passive management
- Outsourced CIO
- Investment analysis
- Economic research

northerntrust.com | ©2018 Northern Trust 10

ACCESSING 'THE BUNDLE'

Execution, expertise and a service-orientation is key to solving complex client challenges

"How can I reduce my execution costs?"

Asset management	Automated trading	Benchmark exposure tools
Cash management	CompleteFX	Trade execution
Passive currency overlay	**Optimized FX /FX Algos**	**Pre- and post-trade analytics**
Program trading / direct market access	Securities lending	Smart rebalancing
Trade matching / middle office outsourcing	Transition management	**Quarterly research /primary studies**

"How can I create a scalable outsourced trading solution?"

Asset management	**Automated trading**	Benchmark exposure tools
Cash management	**CompleteFX**	**Trade execution**
Passive currency overlay	Optimized FX /FX Algos	Pre- and post-trade analytics
Program trading / direct market access	Securities lending	**Smart rebalancing**
Trade matching / middle office outsourcing	Transition management	Quarterly research /primary studies

"How can I optimize my interim exposure management?"

Asset management	Automated trading	**Benchmark exposure tools**
Cash management	CompleteFX	Trade execution
Passive currency overlay	Optimized FX /FX Algos	Pre- and post-trade analytics
Program trading / direct market access	**Securities lending**	Smart rebalancing
Trade matching / middle office outsourcing	**Transition management**	Quarterly research /primary studies

northerntrust.com | ©2018 Northern Trust 11

CONSISTENTLY DELIVERING VALUE Driving scalable, sustainable growth through differentiation A successful and growing Capitalizing on market change business, well positioned in through strategic investments in attractive global markets new products and capabilities VALUE CREATION Innovating with technology to Service led - putting a premium create competitive advantage for on long-term relationships and our clients and our business the client experience northerntrust.com | © 2018 Northern T ru st 12

PROFITABILITY AND RETURNS 16.0% 16.5% Return on Equity 12.6% 11.5% 11.9% 33.7% 10.0% 9.3% 9.5% 25.5% 120% 106% 2012 2013 2014 2015 2016 2017 1Q 2Q 2018 2018 Pre-tax Margin Noninterest Expense as a % of Trust & Investment Fees As of June 30, 2018 northerntrust.com | © 2018 Northern T ru st 13

LONG-TERM SUCCESS THROUGH A FOCUSED STRATEGY . Relationship-focused strategy . Leader in attractive markets ACHIEVE . History of organic growth GREATER . Proven record of investing for long- +9% term+12% growth and profitability +8% northerntrust.com | © 2018 Northern T ru st 14

northerntrust.com | © 2018 Northern T ru st 15